================================================================================

                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO. ______)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)-(2)
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               NOVA CORPORATION
               (Name of Registrant as Specified in its Charter)
                               NOVA CORPORATION
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
     (5)  Total fee paid:
          ----------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:_______________________________________________
      2)  Form, Schedule or Registration Statement No:__________________________
      3)  Filing Party:_________________________________________________________
      4)  Date Filed:___________________________________________________________

================================================================================

                                  [NOVA LOGO]

April 11, 1997

Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of NOVA Corporation (the "Company"), to be held at the offices of the Company, One Concourse Parkway, Suite 300, Atlanta, Georgia on Wednesday, May 14, 1997 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. In addition to the usual matters involving the election of directors and the ratification of the appointment of auditors for the Company, a proposal will be presented to the shareholders for the authorization and approval of the 1996 Directors Stock Option Plan, as amended and restated. Executive officers of the Company, as well as a representative from the Company's independent accounting firm, Ernst & Young LLP, will be present to respond to appropriate questions of shareholders.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box on your proxy card so that we can make appropriate arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy card in the enclosed envelope at your earliest convenience. This will ensure that your shares will be represented and voted at the Annual Meeting even if you are unable to attend.

                                   Sincerely,

                                   /s/ EDWARD GRZEDZINSKI

                                   EDWARD GRZEDZINSKI
                                   Chairman of the Board,
                                   President and Chief Executive Officer

Atlanta, Georgia

================================================================================
                                   IMPORTANT

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
================================================================================

                               NOVA CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 14, 1997



     NOTICE HEREBY IS GIVEN that the 1997 Annual Meeting of Shareholders of NOVA Corporation (the "Company") will be held at the offices of NOVA Corporation at One Concourse Parkway, Suite 300, Atlanta, Georgia, on Wednesday, May 14, 1997 at 10:00 a.m., local time, for the purpose of considering and voting upon:

     1.   A proposal to elect the directors of the Company;

     2. A proposal to authorize and approve the NOVA Corporation 1996 Directors Stock Option Plan, as amended and restated;

     3. A proposal to ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 1996; and

     4. Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     Information relating to the above matters is set forth in the attached Proxy Statement. Shareholders of record at the close of business on March 14, 1997 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Directors,

                                        /s/ JAMES M. BAHIN

                                        JAMES M. BAHIN
                                        Vice Chairman,
                                        Chief Financial Officer and Secretary

Atlanta, Georgia
April 11, 1997

                               NOVA CORPORATION
                             ONE CONCOURSE PARKWAY
                                   SUITE 300
                              ATLANTA, GA  30328
                                  __________

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 14, 1997
                                  __________


     This Proxy Statement is furnished to the shareholders of NOVA Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on May 14, 1997 (the "Annual Meeting") and any adjournments or postponements thereof. The Annual Meeting will be held at the offices of the Company, One Concourse Parkway, Suite 300, Atlanta, Georgia on Wednesday, May 14, 1997 at 10:00 a.m., local time.

     This Proxy Statement and the accompanying proxy card were mailed to shareholders of the Company on or about April 11, 1997.

                                    VOTING

GENERAL

     The securities which can be voted at the Annual Meeting consist of common stock of the Company, $0.01 par value per share (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 14, 1997. On the record date, 28,814,905 shares of Common Stock were outstanding.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "FOR" or "AGAINST" and abstentions (including instructions to withhold authority to vote) will be used.

     In voting for the proposal to elect directors (Proposal 1), shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 1 is governed by Georgia law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Georgia law, votes that are withheld will not be counted and will have no effect.

     In voting for the proposal to approve the adoption of the NOVA Corporation 1996 Directors Stock Option Plan as amended and restated (Proposal 2), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by Georgia law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. In accordance with Georgia law, abstentions will not be counted and will have no effect.

     In voting for the proposal to ratify the Board of Directors' appointment of independent accountants for the Company (Proposal 3), shareholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve Proposal 3 is governed by Georgia law, and the votes cast favoring such proposal must exceed the votes cast opposing such proposal, provided a quorum is present. As a result, in accordance with Georgia law, abstentions will not be counted and will have no effect.

PROXIES

     In voting with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to the proposals to authorize and approve the NOVA Corporation 1996 Directors Stock Option Plan, as amended and restated, and to ratify the appointment of independent accountants, shareholders may vote in favor of or against each of the proposals or may abstain from voting. Shareholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 AS SET FORTH ON THE PROXY CARD. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company at the principal office of the Company, by delivering a later dated proxy card or by voting in person at the Annual Meeting.

     In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, officers and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following sets forth information regarding ownership of the Company's outstanding Common Stock on February 28, 1997 by (i) each director and named executive officer, (ii) all directors and named executive officers as a group, and (iii) each person believed by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, the named owner has sole voting and investment power with respect to the shares listed.

                                                            SHARES           PERCENT
NAME AND POSITION                               AGE    BENEFICIALLY OWNED    OF CLASS
-----------------                               ---  ---------------------- ----------
James M. Bahin
     Vice Chairman, Chief Financial Officer
     and Secretary                              52         684,279(1)       2.4%

Paul W. Bowers
     Executive Vice President - Systems         56         273,243(2)       *
     and Product

Charles T. Cannada
     Director                                   39         2,371,063(3)     8.3%

U. Bertram Ellis
     Director                                   43             3,000        *

Edward Grzedzinski
     Chairman, President
      and Chief Executive Officer               42           682,940(4)     2.4%

Pamela A. Joseph
Senior Vice President and                       38            39,469(5)     *
     Chief Information Officer

Dr. Henry Kressel
     Director                                   63        11,086,770(6)     38.6%

Joseph P. Landy
     Director                                   35        11,086,770(6)     38.6%

John M. Perry
     Executive Vice President - Sales           40                -0-       *
     and Marketing

Maurice F. Terbrueggen
     Director                                   51         9,149,209(7)     31.8%

Fred Martin Winkler
     Director                                   53         9,149,209(7)     31.8%

All named executive officers and directors
     as a group (11 persons)                              24,289,973(8)     83.5%

Warburg, Pincus Investors, L.P.                           11,086,770(9)     38.6%
     477 Lexington Avenue, 10th Floor
     New York, New York  10017

WorldCom, Inc.                                             2,371,063         8.3%
     515 East Amite
     Jackson, Mississippi  39201

First Union Corporation                                    9,149,209(7)     31.8%
     Two First Union Center
     301 South Tryon Street
     Charlotte, North Carolina  28288

_________________________________

(*)  Less than 1% of the outstanding Common Stock.
(1) Includes 140,979 shares which may be acquired by Mr. Bahin upon the exercise of options, within sixty (60) days following February 28, 1997.

(2) Includes 43,960 shares which may be acquired by Mr. Bowers upon the exercise of options, within sixty (60) days following February 28, 1997.

(3) All of the shares indicated are owned of record by WorldCom, Inc. ("WorldCom") and are included because of Mr. Cannada's affiliation with WorldCom as a Senior Vice President. Mr. Cannada disclaims beneficial ownership of these shares.

(4) Includes 133,300 shares which may be acquired by Mr. Grzedzinski upon the exercise of options, within sixty (60) days following February 28, 1997.

(5) Includes 35,469 shares which may be acquired by Ms. Joseph upon the exercise of options, within sixty (60) days following February 28, 1997.

(6) The shares reported are owned directly by Warburg, Pincus Investors, L.P. ("Investors"). The sole general partner of Investors is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMW LLC"), manages Investors. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP, as the sole general partner of Investors, has a 20% interest in the profits of Investors. Messrs. Kressel and Landy, directors of the Company, are Managing Directors and members of EMW LLC and are general partners of WP. As such, Messrs. Kressel and Landy may be deemed to have an indirect pecuniary interest, within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in an indeterminate portion of the shares of Common Stock beneficially owned by Investors and WP. Messrs. Kressel and Landy disclaim beneficial ownership of these shares within the meaning of the Exchange Act.

(7) The shares reported are owned beneficially by indirect, wholly-owned subsidiaries of First Union Corporation. Pursuant to the terms of a voting agreement between First Union National Bank of North Carolina ("FUNB-NC") and such subsidiaries, FUNB-NC holds the proxy for each of such subsidiaries with respect to such shares. Accordingly, each of First Union Corporation and FUNB-NC may be deemed to be the beneficial owner of all such shares within the meaning of Rule 13d-3 under the Exchange Act. Such shares also may be attributed to Mr. Terbrueggen and Mr. Winkler, who serve as Senior Vice President and Executive Vice President of First Union Corporation, respectively. Mr. Terbrueggen and Mr. Winkler disclaim beneficial ownership of these shares. The information in this note is based solely upon a review of a Schedule 13G filed by the beneficial owner with the Securities and Exchange Commission and information provided by First Union Corporation.

(8) Includes 353,708 shares which may be acquired, upon the exercise of options, within sixty (60) days following February 28, 1997. Includes 9,149,209 shares owned by indirect wholly-owned subsidiaries of First Union Corporation and are included due to the affiliation of Messrs. Terbrueggen and Winkler with First Union Corporation; both Mr. Terbrueggen and Mr. Winkler disclaim beneficial ownership of these shares. Includes 11,086,770 shares owned by Investors and included due to the affiliation of Dr. Kressel and Mr. Landy with Investors; both Dr. Kressel and Mr. Landy disclaim beneficial ownership of these shares. Includes 2,371,063 owned by WorldCom, Inc. and included due to Mr. Cannada's affiliation with WorldCom, Inc.; Mr. Cannada disclaims beneficial ownership of these shares.

(9) The shares reported are owned directly by Warburg, Pincus Investors, L.P. ("Investors"). The sole general partner of Investors is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMW LLC"), manages Investors. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP, as the sole general partner of Investors, has a 20% interest in the profits of Investors. Messrs. Kressel and Landy, directors of the Company, are Managing Directors and members of EMW LLC and are general partners of WP. As such, Messrs. Kressel and Landy may be deemed to have an indirect pecuniary interest, within the meaning of Rule 16a-1 under the Exchange Act in an indeterminate portion of the shares of Common Stock beneficially owned by Investors and WP. The information in this note is based solely upon a review of a Schedule 13G filed by the beneficial owner with the Securities and Exchange Commission.


                      PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     In accordance with the Bylaws of the Company, the Board of Directors of the Company has fixed the number of directors on the Board at eight. Directors are elected annually by the shareholders for a term of one year or until their respective successors have been elected.

     The Board of Directors has nominated the following persons to serve as directors until the next Annual Meeting of Shareholders or until their respective successors are elected. All of the nominees are presently members of the Board of Directors and each has consented to serve another one year term if reelected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the persons named as proxies will vote the shares represented by all valid proxy cards for such substitute nominees, or to allow the vacancies created thereby to remain open until filled by the Board, as the Board of Directors recommends.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE EIGHT NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.

     Information as of December 31, 1996 about each of the nominees is set forth below. Their respective ownership of Common Stock is set forth in the table on pages 2 and 3.

  James M. Bahin. Mr. Bahin has served with the Company or its predecessor since January 1992, most recently as Vice Chairman of the Board of Directors, Chief Financial Officer and Secretary. Prior to joining the Company, Mr. Bahin served in various officer capacities with Fuqua Industries, Inc., a diversified manufacturing and service company, most recently as Senior Vice President of Operations. Mr. Bahin has over 25 years of financial and management experience.

  Charles T. Cannada. Mr. Cannada has served as a Director with the Company or its predecessor since January 1995. Mr. Cannada has served with WorldCom, Inc., a publicly-held long distance telecommunications firm, since October 1989, most recently as Senior Vice President. Currently Mr. Cannada serves on the Audit Committee of the Company.

  U. Bertram Ellis. Mr. Ellis has served as a director of the Company since October 1996. Mr. Ellis is the Chairman and Chief Executive Officer of IXL Holdings, Inc., the parent company of XL and Creative Video, and has held this position since September 1996. Prior to joining IXL Holdings, Mr. Ellis founded and served as the President and Chief Executive Officer of Ellis Communications from 1993 to 1996. Prior to founding Ellis Communications, Mr. Ellis served from 1986 to 1992 in the capacities of President, Chief Executive Officer and Chief Operating Officer of Act III Broadcasting, a broadcast group. Mr. Ellis previously served as the Chief Executive Officer of American Innovations, Inc., which filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code.

  Mr. Ellis is a director of Promus Hotel Corporation, a publicly held company. Mr. Ellis currently serves on the Audit Committee and the Compensation Committee.

  Edward Grzedzinski. Mr. Grzedzinski has served with the Company or its predecessor since February 1991, most recently as Chairman of the Board of Directors, President and Chief Executive Officer. From October 1990 to February 1991, Mr. Grzedzinski served as an officer of Phoenix Consulting Group, Inc., a transaction processing consulting company. Mr. Grzedzinski has over ten years experience in the bankcard industry.

  Dr. Henry Kressel. Dr. Kressel has served as a Director of the Company or its predecessor since November 1991. Dr. Kressel has served with E. M. Warburg, Pincus & Co., Inc., an investment firm, since 1983, most recently as Managing Director. Dr. Kressel also serves as a Director of Level One Communications, Inc. and Zilog, Inc., each a publicly-held semi-conductor company, Maxis Inc., a publicly-held software development company, TresCom International, Inc., a publicly-held long-distance telephone company, IA Corporation, a publicly-held software development company, and other privately held companies.

  Dr. Kressel currently serves on the Compensation Committee of the Company, as well as Level One Communications, Inc. and Trescom International, Inc.

  Joseph P. Landy. Mr. Landy has served as a Director of the Company or its predecessor since August 1994. Mr. Landy has served with E. M. Warburg, Pincus & Co., Inc., an investment firm, since 1985, most recently as Managing Director. Mr. Landy serves as a Director of Level One Communications, Inc., a publicly-held semi-conductor company, CN Biosciences, Inc., a publicly-held manufacturer of specialty chemical reagents and pharmaceutical raw materials, and other privately held companies.

  Maurice F. Terbrueggen. Mr. Terbrueggen has served as a Director of the Company since January 1996. Mr. Terbrueggen has served with First Union Corporation, a bank holding company, since July 1973, most recently as Senior Vice President and Division Manager of the First Union merchant acquiring business. Mr. Terbrueggen has over 27 years of management experience in the financial services industry, including over 22 years in the bankcard industry.

  Fred Martin Winkler. Mr. Winkler has served as a Director of the Company since January 1996. Mr. Winkler has served with First Union Corporation, a bank holding company, since April 1993, most recently as Executive Vice President - Card Products Division. Prior to joining First Union Corporation, Mr. Winkler served for four years as Chief Operating Officer for AT&T Universal Card and for five years as Chief Executive Officer and President of CitiBank South Dakota (N.A.) where he operated CitiBank's credit card business. Mr. Winkler has over 14 years experience in the financial services industry, primarily in the bankcard industry.

  Mr. Winkler currently serves on the Compensation Committee of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTOR COMPENSATION

  The Board of Directors of the Company conducts its business through meetings of the full Board and through two committees of the Board, an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 1996, the Board of Directors of the Company met five times. All directors attended at least 75% of the meetings of the Board of Directors of the Company in 1996.

  Directors of the Company, other than employees of the Company (or its subsidiaries) and director nominees of Warburg, First Union and WorldCom, receive a retainer of $2,000 per month for service as a Director. Additionally, such directors are entitled to receive $1,000 for attendance and participation at each Board of Directors meeting, and $500 for attendance and participation in each committee meeting if such committee meeting is not held on the same day as a Board of Directors meeting. Directors receive reimbursement for their expenses incurred in connection with travel to and from a meeting.

  The Company adopted the NOVA Corporation 1996 Directors Stock Option Plan (the "Directors Plan") effective October 17, 1996, subject to approval by the shareholders. The Directors Plan was amended and restated by the Board (retroactively effective as of October 17, 1996) as of March 25, 1997. The Directors Plan provides for stock options to be granted to outside directors of the Company other than the director nominees of Warburg, First Union and WorldCom, as partial compensation for their service on the Board. The number of options to be granted to each such director and the terms are as follows: (i) upon a eligible director's initial election to the Board, an option to purchase 2,000 shares of Common Stock; and (ii) upon beginning any term of service as a director, an option to purchase a number of shares equal to a fraction, the numerator of which is 2,000 multiplied by the number of full or partial months to be served in such term, and the denominator of which shall be 12. Pursuant to the Directors Plan, Mr. Ellis was granted an option to purchase 3,000 shares of Common Stock upon becoming a Director. The Board of Directors administers the Directors Plan subject to certain limitations. See "Proposal 2 - Approval of NOVA Corporation 1996 Directors Stock Option Plan."

AUDIT COMMITTEE

  The Audit Committee is responsible for reviewing the audit plan with the Company's independent accountants, the scope and results of their audit engagement and the accompanying management letter, reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; and reviewing the independence of the independent accountants. Prior to the Company's initial public offering in 1996, the full Board of Directors served as the Audit Committee. Currently, Mr. Cannada and Mr. Ellis are members of the Audit Committee. The Audit Committee met one time during the fiscal year ended December 31, 1996.

COMPENSATION COMMITTEE

  The purpose of the Compensation Committee is to make recommendations to the Board of Directors regarding all matters of compensation, including stock options for employees of the Company. Mr. Ellis, Dr. Kressel and Mr. Winkler are members of the Compensation Committee. The Compensation Committee met one time during the fiscal year ended December 31, 1996.

  The Compensation Committee administers the NOVA Corporation 1991 Stock Option and Stock Appreciation Rights Plan, as amended (the "1991 Option Plan") and the NOVA Corporation 1996 Employees Stock Incentive Plan, as amended (the "1996 Option Plan").

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Ellis, Dr. Kressel and Mr. Winkler currently serve as members of the Compensation Committee. The full Board of Directors of the Company, including Edward Grzedzinski and James M. Bahin, served as the Compensation Committee prior to the initial public offering. Neither Mr. Grzedzinski nor Mr. Bahin participated in the approval of his respective Employment Agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's Common Stock ("Reporting Persons") to file certain reports concerning their beneficial ownership of the Company's Common Stock. The Company believes that during 1996 all Reporting Persons complied with their Section 16(a) filing obligations, except that Form 4 reports on behalf of Pamela Joseph for June 1996 and Michael Smith for November 1995 were filed after their respective due dates.


                     REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of the Company (the "Committee") is responsible for evaluating the compensation of the Company's executive officers, and establishing the guidelines of the Company's compensation policies with respect to its executive officers. Additionally, the Committee administers the NOVA Corporation 1991 Stock Option and Stock Appreciation Rights Plan and the NOVA Corporation 1996 Employees Stock Incentive Plan, pursuant to which the Company has granted employee stock options on a broad basis to its full time employees.

     The Company's compensation policy for executive officers is based on the following principles:

     . Base salaries are competitive with other similarly situated executives of companies of comparable size as well as companies within the same industry

     . Annual incentive compensation is based on the Company's performance and realization of its financial goals during the fiscal year, both on a Company wide basis as well as within the individual executive's area of management

     . Long term incentive compensation, in the form of stock options or similar vehicles, will encourage and motivate the executive officers toward the consistent achievement of financial and other operational goals, thereby increasing shareholder value on a long term basis

Base Salaries. Base salary is an executive officer's annual rate of pay without regard to any other factors. With respect to Mr. Grzedzinski and Mr. Bahin, their base salaries are determined in accordance with the terms of their respective employment agreements, and required to be reviewed on an annual basis. It is the policy of the Committee to review base salaries for executive officers on an annual basis, although there is no requirement for an annual increase. The Committee strives to set base salaries at levels which are competitive with companies of comparable size, consistent with the compensation practices of other companies within the same industry.

Annual Incentive Compensation. Annual incentive compensation is paid to the executive officers based upon a bonus plan which is approved by the Committee each year. The bonus plan entitles the executive officers to earn a percentage of their respective base salaries based upon the achievement of financial goals of the Company, as well as achievement of certain operational goals by the individuals. For 1996, Mr. Grzedzinski, Mr. Bahin, and Mr. Perry were each entitled to receive up to 51% of their respective base salaries in the form of annual incentive compensation; each of these executive officers received incentive compensation of 50% of their respective base salaries. Mr. Bowers received no incentive compensation, and Ms. Joseph received incentive compensation of $34,500 (or 34% of her base salary).

Long Term Incentive Compensation. The Committee has granted employee stock options to its executive officers to encourage and motivate these officers to achieve, on a consistent and long term basis, financial goals which are consistent with the shareholders of the Company. The Committee believes this approach is a particularly good method to ensure that the interests of the executive officers are aligned with those of the Company's shareholders, and the longer term nature of the compensation encourages executive officers to focus on long term goals in addition to short term goals.

COMPENSATION PAID IN 1996 TO THE CHIEF EXECUTIVE OFFICER

     Edward Grzedzinski has served as the Company's Chairman, President and Chief Executive Officer since the Company's formation in December 1995, and also serves in these same capacities with respect to the Company's wholly-owned subsidiary, NOVA Information Systems, Inc. Mr. Grzedzinski and NOVA Information Systems, Inc. entered into a written employment agreement dated October 27, 1995 (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, Mr. Grzedzinski receives an annual base salary, currently $250,000, which may be adjusted on an annual basis at the discretion of the Board of Directors of NOVA Information Systems, Inc. Mr. Grzedzinski's base salary was adjusted from $225,000 to $250,000, effective as of January 1, 1996. Mr. Grzedzinski is entitled to receive an annual cash bonus of a percentage of his base salary, dependent upon the achievement of certain specific financial and other goals (the "Bonus Plan"). In 1996, the Bonus plan provided for Mr. Grzedzinski to earn a cash bonus of up to 51% of his base salary. In accordance with the terms of the Bonus Plan, Mr. Grzedzinski received $125,000 in annual incentive compensation for 1996.

     With respect to long term incentive compensation, the Committee did not grant additional employee stock options to Mr. Grzedzinski during 1996, taking into account the potential value of employee stock options previously granted to Mr. Grzedzinski. However, the decision whether to grant future employee stock options to Mr. Grzedzinski and other executive officers will be determined consistent with the Committee's compensation policy described above.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally limits the deductibility for federal income tax purposes of annual compensation paid by a publicly-held corporation to its chief executive officer and four other highest paid executives for amounts in excess of $1 million, unless certain conditions are met. Currently, none of the executive officers of the Company are affected by this provision of the Code. However, because the Committee seeks to maximize shareholder value, the Committee intends to take adequate steps to ensure the deductibility of any compensation to executive officers in excess of $1 million in the future.

     The Committee believes that the executive compensation policies serve the best interests of the shareholders and of the Company. A significant portion of the compensation of the executive officers is directly related to and commensurate with the performance of the Company.

                              NOVA CORPORATION
                              COMPENSATION COMMITTEE
                              U. Bertram Ellis
                              Dr. Henry Kressel
                              Fred Martin Winkler



PERFORMANCE GRAPH

  The following graph compares the cumulative total shareholder return on the Common Stock over the period beginning May 8, 1996 (the completion of the Company's initial public offering) and ending December 31, 1996 with the cumulative total return of (i) the Standard & Poor's 500 Stock Index and (ii) an index composed of publicly-held companies which share the same standard industry classification as the Company.

  Cumulative total return values were calculated based on an assumed investment of $100.00 at the beginning of the period and assuming reinvestment of dividends. The return shown for the Common Stock is not necessarily indicative of future performance.

                             [GRAPH APPEARS HERE]
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                 AMONG NOVA, SIC CODE INDEX AND S&P 500 INDEX
Measurement period            Nova           SIC Code       S&P 500
                              --------       --------       -------
(Fiscal year Covered)                        Index          Index
---------------------         --------       --------       -------
Measurement PT-
05/8/96                       $    100       $    100       $   100

FYE  6/28/96                  $    110       $    105       $   105
FYE  9/30/96                  $    115       $    110       $   110
FYE 12/31/96                  $     75       $     95       $   117

                            EXECUTIVE COMPENSATION

     The following table summarizes the compensation awarded or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 1996 exceeded $100,000.00.

                          SUMMARY COMPENSATION TABLE

                                            Annual                                               Long Term
                                        Compensation                                            Compensation
                                   ------------------------                                     ------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
          Name and                                                  Other Annual       All Other       Securities
     Principal Position           Year        Salary      Bonus     Compensation     Compensation      Underlying
     ------------------           ----        ------      -----     ------------     ------------     Options/SARs
                                             ($)(1)       ($)(2)        ($)(3)             ($)
--------------------------------------------------------------------------------------------------------------------
  Edward Grzedzinski              1996       249,519     125,000          190                          309,331/-0-
  Chairman, President and
  Chief Executive Officer
--------------------------------------------------------------------------------------------------------------------
  James M. Bahin                  1996       200,000     102,000                                       315,572/-0-
  Vice Chairman, Chief
  Financial  Officer and
  Secretary
--------------------------------------------------------------------------------------------------------------------
  Paul W. Bowers                  1996       117,173       -0-                          8,278 (4)      124,270/-0-
  Executive Vice President,
  Systems and Product
--------------------------------------------------------------------------------------------------------------------
  John M. Perry                   1996       121,154      90,000                       84,915 (5)       79,500/-0-
  Executive Vice President,
  Sales and Marketing
--------------------------------------------------------------------------------------------------------------------
  Pamela A. Joseph                1996       100,231      34,500           17           5,126 (6)      122,928/-0-
  Senior Vice President and
  Chief Information Officer
--------------------------------------------------------------------------------------------------------------------

  (1) Amounts shown include cash compensation earned and received by the Named Executive Officers as well as amounts earned but deferred at the election of those officers pursuant to the NOVA Information Systems, Inc. 401(k) and Profit Sharing Plan.
  (2) Amounts shown include bonus compensation attributable to the year shown, although in certain cases such amounts were paid in the following year.
  (3) Represents employer matching contributions to the named executive officer's account pursuant to the NOVA Information Systems, Inc. 401(k) and Profit Sharing Plan.
  (4) Represents reimbursed expenses attributable to the relocation of Mr. Bowers from Knoxville, Tennessee to Atlanta, Georgia
  (5) Represents reimbursed expenses attributable to the relocation of Mr. Perry to Atlanta Georgia in connection with Mr. Perry's joining the Company in 1996.
  (6) Represents the reimbursement of additional income taxes attributable to the relocation of Ms. Joseph to Atlanta, Georgia in connection with Ms. Joseph's joining the Company in 1994.
  (7) Represents outstanding employee stock options previously granted to the named Executive Officer, as of December 31, 1996, whether or not such employee stock options are vested.


EMPLOYMENT AGREEMENTS

     Messrs. Grzedzinski and Bahin each has entered into a written employment agreement with NOVA Information Systems dated October 27, 1995, (collectively, the ''Employment Agreements''). Pursuant to the Employment Agreements, Mr. Grzedzinski is employed by NOVA Information Systems as President and Chief Executive Officer and serves as Chairman of the Board of Directors of NOVA Information Systems, while Mr. Bahin is employed by NOVA Information Systems as Chief Financial Officer and serves as Vice-Chairman of the Board of Directors of NOVA Information Systems. Under the terms of the Employment Agreements, Messrs. Grzedzinski and Bahin receive an annual base salary of $250,000 and $200,000, respectively, as may be adjusted from time to time by the Board of Directors. In addition, Messrs. Grzedzinski and Bahin each has the opportunity to earn a percentage of his base salary as a cash bonus tied to the performance of NOVA Information Systems. The Employment Agreements provide that each employee is entitled to participate in all of NOVA Information Systems' employee benefit plans and programs, including any stock option plans adopted by the Board of Directors of NOVA

Information Systems. Each of the Employment Agreements is for an initial two-year term and automatically renews for successive two-year terms unless either party provides written notice to the other party at least 180 days before renewal.

     Upon termination of employment other than as a result of one of the Termination Exclusions, as defined below, each of the Employment Agreements provides for cash severance compensation equal to two times the employee's annual base salary to be paid in twenty-four (24) equal monthly payments. In addition, stock options granted to the employee as of the effective date of the Employment Agreement will become vested and immediately exercisable. Such severance compensation is triggered by, among other things, the occurrence of a ''change in control'' (as defined in the Employment Agreements), a material diminution in the employee's duties and responsibilities, or the failure of NOVA Information Systems to automatically renew the Employment Agreement. The Termination Exclusions consist of termination for cause, nonrenewal by the employee of an Employment Agreement, or voluntary termination of employment by the employee. In return for such severance compensation, Mr. Grzedzinski and Mr. Bahin each has agreed, for a period of two years after termination of employment, (i) not to use or disclose any confidential information of NOVA Information Systems, (ii) not to solicit the customers or employees of NOVA Information Systems, and (iii) not to become employed by, or to have a financial interest in, any other business which will compete with NOVA Information Systems in providing credit card and debit card transaction processing services within the United States. In the event that the employment of Mr. Grzedzinski or Mr. Bahin terminates as a result of one of the Termination Exclusions, NOVA Information Systems has the option of requiring the employee to comply with the non-disclosure and non-competition provisions of his Employment Agreement for a period of either one year or two years, upon payment of an amount equal to one year's base salary or two years' base salary, respectively.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table summarizes (i) the aggregate number of options exercised by the Named Executive Officers during the year ended December 31, 1996, and (ii) the aggregate number and value of options held by the Named Executive Officers at December 31, 1996. The Company has not issued any stock appreciation rights ("SARs").

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                            VALUE REALIZED
                           SHARES          (MARKET PRICE AT           NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                         ACQUIRED ON         EXERCISE LESS           UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS/SARS
        NAME              EXERCISE          EXERCISE PRICE)       OPTIONS  AT FISCAL YEAR END            AT FISCAL YEAR END (2)
                             (#)                  ($)                         (#)                                 ($)
----------------------------------------------------------------------------------------------------------------------------------
                                                                            EXERCISABLE/                     EXERCISABLE/
                                                                           UNEXERCISABLE                    UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------------
  EDWARD GRZEDZINSKI       442,540            7,886,063 (1)                   0/309,331                      0/6,478,938
----------------------------------------------------------------------------------------------------------------------------------
  JAMES M. BAHIN           474,700            8,459,154 (1)                   0/315,572                      0/6,609,656
----------------------------------------------------------------------------------------------------------------------------------
  PAUL W. BOWERS           174,371            3,107,291 (1)                   0/124,270                      0/2,602,835
----------------------------------------------------------------------------------------------------------------------------------
  JOHN M. PERRY                  0                    0                        0/79,500                        0/249,563
----------------------------------------------------------------------------------------------------------------------------------
  PAMELA A. JOSEPH           8,000              259,060                   26,979/95,949                565,075/2,009,652
----------------------------------------------------------------------------------------------------------------------------------

  (1) Market value for options exercised prior to the Company's initial public offering in May 1996 is calculated based upon the initial public offering price of $19.00 per share.
  (2) Calculated based upon the closing sale price per share of the Common Stock of $22.125 on the New York Stock Exchange on December 31, 1996.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     Options were granted to three of the Named Executive Officers during the fiscal year ended December 31, 1996. The Company has not issued any SARs.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                               POTENTIAL REALIZABLE
                                                                                                                VALUE AT  ASSUMED
                                                                                                               ANNUAL RATES OF STOCK
                                                                                                              PRICE APPRECIATION FOR
                                                               INDIVIDUAL GRANTS                                   OPTION TERM
------------------------------------------------------------------------------------------------------------------------------------


                              NUMBER OF                                    EXERCISE OR
                        SECURITIES UNDERLYING     % OF TOTAL OPTIONS        BASE PRICE         EXPIRATION
       NAME                OPTIONS GRANTED       GRANTED TO EMPLOYEES       ($/SH)(3)             DATE         5%($)        10%($)
                                (#)(1)            IN FISCAL YEAR (2)
 -----------------------------------------------------------------------------------------------------------------------------------
 EDWARD GRZEDZINSKI             --                         --                   N/A             N/A            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. BAHIN                 --                         --                   N/A             N/A            N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
 PAUL W. BOWERS         22,500 (05/07/96)                3.56%          19.00 (05/07/96)     05/07/2006      268,875       681,300
                         4,500 (11/27/96)                 .71%          18.75 (11/27/96)     11/27/2006       53,055       134,460
------------------------------------------------------------------------------------------------------------------------------------
 JOHN M. PERRY          75,000 (05/07/96)               11.86%          19.00 (05/07/96)     05/07/2006      896,250     2,271,000
                         4,500 (11/27/96)                 .71%          18.75 (11/27/96)     11/27/2006       53,055       134,460
------------------------------------------------------------------------------------------------------------------------------------
 PAMELA A. JOSEPH       12,500 (05/07/96)                1.97%          19.00 (05/07/96)     05/07/2006      149,375       378,500
                         4,000 (11/27/96)                 .63%          18.75 (11/27/96)     11/27/2006       47,160       119,520
------------------------------------------------------------------------------------------------------------------------------------

  (1) These options were granted pursuant to the 1996 Option Plan "at market" on the date of grant and first become exercisable on the first anniversary of the grant date, with 25% of the underlying shares becoming exercisable at that time, an additional 25% of the option shares becoming exercisable on each successive anniversary date, and full vesting on the fourth anniversary date. Under the terms of the 1996 Option Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.
  (2) Represents the percentage of total options granted to all employees in 1996.
  (3) The exercise price and tax withholding obligations, related to exercise, may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.


           PROPOSAL 2 - APPROVAL OF NOVA CORPORATION 1996 DIRECTORS
                               STOCK OPTION PLAN

GENERAL

     Effective October 17, 1996, the Board of Directors of the Company adopted the NOVA Corporation 1996 Directors Stock Option Plan (the "Directors Plan"), subject to approval by the shareholders. The Directors Plan was amended and restated by the Board retroactively effective as of October 17, 1996, as of March 25, 1997. The Directors Plan is intended to further the growth and development of the Company by encouraging directors of the Company (or any parent or subsidiary corporation of the Company) who are not employees of the Company (or any parent or subsidiary corporation of the Company) and not designated by a 5% or more shareholder of the Company to obtain a proprietary interest in the Company through the purchase of the Company's Common Stock. The Company believes that the Directors Plan will afford the Company a means of attracting individuals of outstanding quality to serve on the Board and on the board of directors of parent and subsidiary corporations of the Company. The Company also believes that the Directors Plan will provide those individuals with an added incentive to continue to serve as directors of the Company or parent or subsidiary corporation of the Company and will stimulate their efforts in promoting growth, efficiency and profitability of the Company. If the Directors Plan is approved by the shareholders, the Directors Plan will become effective as of October 17, 1996. See "Anticipated Options Which Will Be Granted" below.

     The following summary of the principal features and effects of the Directors Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the text of the Directors Plan which is set forth in Exhibit A.

TYPES OF AWARDS

     Only nonqualified stock options may be granted under the Directors Plan.

ADMINISTRATION

     The Directors Plan will be administered and interpreted by the Board. The Board will have authority (i) to determine the terms and provisions of agreements evidencing Options granted under the Directors Plan (which will not be inconsistent with the terms of the Plan), (ii) to interpret the provisions of and prescribe, amend and rescind any rules and regulations relating to the Directors Plan, and (iii) to make all determinations necessary or advisable for the administration of the Directors Plan, all of which determinations will be final, binding and conclusive; provided, however, no member of the Board shall administer or interpret any Option granted to such director or participate in any decision relating to the exchange of Options granted to such director.

ELIGIBILITY AND GRANTS OF OPTIONS

     Under the terms of the Directors Plan, only directors of the Company or directors of a parent or subsidiary corporation of the Company who are not employees of the Company or any parent or subsidiary corporation of the Company and who were not appointed by a 5% or more shareholder of the Company are eligible to receive Options. As of October 17, 1996, there was one director eligible for the granting of Options and this person was granted an Option effective October 17, 1996 upon approval of the Directors Plan by the shareholders. See "Anticipated Options Which Will Be Granted" below.

     Under the terms of the Directors Plan, subject to the approval of the Board, an eligible director will be granted Options as follows: (i) upon an eligible director's initial election to the Board, the eligible director will receive an Option to purchase 2,000 shares of Common Stock; (ii) upon beginning any term of service as a director, the eligible director will receive an Option to purchase a number of shares of Common Stock equal to a fraction, the numerator of which is 2,000 multiplied by the number of full or partial calendar months to be served in such eligible director's initial term, and the denominator of which shall be 12.

     Each eligible director serving as a director as of October 17, 1996 will, subject to the approval of the Board, receive an Option under (i) above as if such eligible director had initially become a director on October 17, 1996 and shall also receive an Option under (ii) above as if such eligible director had begun a new term on October 17, 1996, with such new term to end as of the date on which the eligible director's current term would have otherwise ended.

     Notwithstanding the above provision to the contrary, an individual who becomes an eligible director by virtue of simultaneously becoming a member of the Board and a member of the board of directors of a parent or subsidiary corporation of the Company, or who continues as an eligible director by virtue of simultaneously being elected or appointed to a new term on the Board and on the board of directors of a parent or subsidiary corporation of the Company, shall only be granted an Option by virtue of such eligible director's service on the Board, and not by virtue of such eligible director's service on the board of directors of a parent or subsidiary corporation of the Company.

     Under the terms of the Directors Plan, the Board in its sole discretion may grant new Options to purchase shares of Common Stock to a director in exchange for the voluntary surrender by such director of Options previously granted to such director under the terms and provisions outlined above, where such new Options shall contain exercise periods, expiration dates, vesting periods, number of shares subject to option, and other terms and provisions which are exactly identical to the exercise periods, expiration dates, vesting periods, number of shares subject to option, and other terms and provisions of the Options surrendered, with the sole exception that the Option Price under the new Options granted shall be the fair Market Value of the Common Stock on the date the new Options are granted rather than the date the surrendered Options were granted. For purposes of interpreting the preceding sentence, it is intended that any new Options granted in lieu of surrendered Options would be exactly identical to the surrendered Options if such surrendered Options had originally specified an Option Price equal to the Fair Market Value of the Common Stock on the date the new Options are granted rather than on the date the surrendered Options were granted. Thus, for example, the Option will vest in such newly granted Options on the same date and in the same manner as he would have vested in the surrendered Options, the Option will be able to exercise the newly granted Options on the same date and in the same manner as he would have vested in the surrendered Options, and the Optionee's newly granted Options shall expire on the same date and in the same manner as would his surrendered Options.

SHARES AVAILABLE

     The securities underlying the Options is the Common Stock of the Company. Subject to readjustment as provided in the Directors Plan, up to 150,000 shares of Common Stock, in the aggregate, may be granted or purchased under the Directors Plan, and the unexercised portion of shares of Common Stock allocable to expired or terminated options under the Directors Plan may again become subject to Options under the Directors Plan. As of March 14, 1997, the market value of the Common Stock was $13.625 per share.

TERMS OF OPTIONS

     OPTION PRICE. The purchase price of the Common Stock underlying each Option granted under the Directors Plan will be the fair market value (as determined under the Directors Plan) of the Common Stock on the date the Option is granted.

     VESTING. Each Option granted under the Directors Plan will become exercisable (i.e., vested) in the following manner: (i) as of the first anniversary of the grant date, the optionee shall have the right to exercise the Option with respect to 25% of the shares subject to such Option; (ii) as of the second anniversary of the grant date, the optionee shall have the right to exercise the Option with respect to an additional 25% of the shares subject to such Option; (iii) as of the third anniversary of the grant date, the optionee shall have the right to exercise the Option with respect to an additional 25% of the shares subject to such Option, and (iv) as of the fourth anniversary of the grant date, the optionee shall have the right to exercise the Option with respect to the remainder of the shares subject to such Option. However, all non-vested Options, or portions thereof, previously granted to an optionee immediately vest upon the optionee becoming "Disabled" (as defined in the Directors Plan), or upon his death or upon a "Change of Control" of the Company. See "Change of Control" below. Other than as provided above, if an optionee ceases to be a director of the Company, his rights with regard to the non-vested portion of each Option shall cease immediately.

     TERM AND EXERCISE OF OPTIONS. The term of any Option will commence on the date the Option is granted and shall expire following the tenth anniversary of the grant date. No Option may be granted under the Directors Plan ten years from the date the Directors Plan is adopted by the Board. An Option granted under the Directors Plan may be exercised for less than the full number of shares of Common Stock subject to such Option, provided that no Option may be exercised for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if less than 100 shares. Upon exercise of an Option, an optionee must pay for the Common Stock subject to the exercise. Payment may be made in cash, in Common Stock (including the retention by the Company of optioned shares of Company Common Stock with a fair market value equal to the exercise price), or by a combination of the foregoing.

     TRANSFERS. The Directors Plan does not permit an optionee to sell, assign or otherwise transfer Options except by transfer to a "Beneficiary" at the death of the optionee or transfer from the optionee to a spouse or lineal ascendant or lineal descendent of the optionee or a spouse of such a person, and any other purported transfer is null and void; Options are exercisable during the optionee's life only by the optionee (except as provided above or unless optionee is incapacitated and unable to exercise the Options).

     TERMINATION OF SERVICE AS DIRECTOR. Vested Options generally must be exercised within the earlier of: (i) three months after the optionee ceases to be in the service of the Company or any parent or subsidiary as a director for any reason other than death, "disability" (as defined in the Directors Plan) or for "cause" (as defined in the Directors Plan) unless the optionee dies within this three month period; (ii) the expiration date of the Option; (iii) immediately upon the removal of the Option holder as a director of the Company or a parent or subsidiary for "cause"; (iv) one year after the date on which the optionee ceases to be a director due to "disability" unless the optionee dies within this one year period; or (v) one year after the death of the optionee who dies (a) while he is a director, (b) within three months after the date on which the optionee's service as a director is terminated (other than for "cause" as defined in the Directors Plan) or (c) within one year after the date on which such optionee's service as a director is terminated due to "disability."

AMENDMENT AND TERMINATION

     The Board has the power at any time to add to, amend, modify or repeal any of the provisions of the Directors Plan, to suspend the operation of the entire Directors Plan or any of its provisions for any period or periods or to terminate the Directors Plan in whole or in part. In the event of any such action, the Board shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. Notwithstanding any provision to the contrary above, no addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the optionees who have outstanding Options without the consent of such optionees.

     The Directors Plan will terminate on the later of (a) the complete exercise or lapse of the last outstanding Option granted under the Directors Plan or (b) the last date upon which Options may be granted under the Directors Plan (which may not be later than ten years from the earlier of the date on which the Directors Plan is approved by the shareholders or is adopted by the Board), subject to its earlier termination by the Board at any time.

CHANGE OF CONTROL

     For purposes of the Directors Plan, the term "Change of Control" is defined to mean any one of the following events:

     (1) The acquisition by a Person (including "affiliates" and "associates" of such Person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the Person the actual or beneficial owner of greater than 20% of the Common Stock, but only if such acquisition occurs without prior approval by the directors of the Company specified in subsection (2) below; or

     (2) The Company's directors who were either (i) directors as of October 17, 1996 or (ii) who became directors subsequent to October 17, 1996 but whose election to the Board was approved by directors who were directors of the Company as of October 17, 1996, fail to constitute at least a majority of the members of the Board of Directors of the Company; or

     (3) Any sale, or other transfer, of all or substantially all of the assets of the Company or of any "significant subsidiary" (as defined in Rule 1.02 of Regulation S-X promulgated under the Exchange Act) of the Company to a Person described in subsection (1) above, but only if such transaction occurs without the approval of the directors of the Company specified in subsection (2) above; or

     (4) The filing by an individual or entity of an application with any regulatory authority having jurisdiction over the ownership of the Company in connection with any transaction by such individual or entity to acquire 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of the Company's directors specified in subsection
(2) above.

ADJUSTMENTS

     In the event of changes in the number of outstanding shares of Common Stock by reason of a recapitalization, reclassification, stock dividend or split, an appropriate and equitable adjustment will be made by the Board to the number and kind of shares subject to Options, to the formula pursuant to which Options are granted and to the number and kind of shares remaining available for issuance pursuant to Options granted under the Directors Plan.

     Additionally, in the event the Company is involved in a reorganization involving a merger, consolidation, acquisition of the stock or acquisition of the assets of the Company that does not constitute a Change of Control, the Board in its discretion may declare that outstanding Options shall apply to the securities of the resulting corporation and that outstanding Options are nonforfeitable and fully exercisable or vested and are to be terminated after giving at least 30 days notice to all optionees. If the Company is dissolved, all of the rights of all optionees will become immediately nonforfeitable and exercisable through the date of dissolution.

FEDERAL INCOME TAX CONSEQUENCES

     The Company intends that the tax effects of any stock option granted under the Directors Plan should be determined under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"). The following is a brief description of the consequences under the Code of the receipt or exercise of nonqualified Options.

     NONQUALIFIED OPTIONS. Neither the Company nor the optionee has income tax consequences from the initial issuance of nonqualified Options. Generally, in the tax year when an optionee exercises nonqualified Options, the optionee recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company will have a deduction in the same amount as the ordinary income recognized by the optionee in the Company's tax year in which or with which the optionee's tax year (of exercise) ends.

     If an optionee exercises a nonqualified Option by paying the option price with previously acquired Company Common Stock, the optionee will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the nonqualified Option exercised) is considered to have been exchanged in accordance with Section 1036 of the Code and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the Option holder will recognize income on those new shares equal to their fair market value less any non stock consideration tendered.

     The new shares equal to the number of the older shares tendered will receive the same basis the optionee had in the older shares, and the optionee's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the optionee by exercise, increased by any non stock consideration tendered. Their holding period will commence upon the exercise of the Option.

     ERISA. The Directors Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The Directors Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, nor is it subject to Section 401(a) of the Code.

EFFECTIVE DATE OF DIRECTORS PLAN

     The Directors Plan will become effective as of October 17, 1996, subject to approval by the shareholders.

ANTICIPATED OPTIONS WHICH WILL BE GRANTED

     The table set forth below shows the grants of Options that are automatically made by the Directors Plan effective as of October 17, 1996, subject to approval by the shareholders of the Directors Plan:

                               NEW PLAN BENEFITS
               NOVA CORPORATION 1996 DIRECTORS STOCK OPTION PLAN


       Name and Position            Dollar Value($)       Number of Shares
================================================================================
--------------------------------------------------------------------------------
Non-Employee Director Group (1)            -0-                3,000
================================================================================

(1) The Non-Employee Director Group is composed of the one current outside director of the Company eligible to receive Options under the Directors Plan. See "Proposal 1 - Election of Directors."
(2) The dollar value of the Options represents the positive spread between the exercise price of the Options (the closing sale price of the Common Stock on the New York Stock Exchange on October 17, 1996) and the closing sale price on December 31, 1996.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE NOVA CORPORATION 1996 DIRECTORS STOCK OPTION PLAN.


                             RELATED TRANSACTIONS

TRANSACTIONS WITH WORLDCOM

     On February 28, 1996, the Company's wholly-owned subsidiary NOVA Information Systems, Inc. ("NOVA Information Systems") and WorldCom, Inc. ("WorldCom") entered into an Agreement (the ''WorldCom Agreement''), effective as of March 1, 1996, pursuant to which WorldCom provides long-distance and local telecommunications access, as well as technical support, to the Company. The WorldCom Agreement expires February 28, 1999, subject to earlier termination by the Company if WorldCom fails to meet certain agreed-upon performance obligations. The Company paid WorldCom an aggregate of $1,817,000 during the year ended December 31, 1996, for these services.

TRANSACTIONS RELATED TO THE FIRST UNION ALLIANCE

     Pursuant to an agreement dated October 30, 1995 (the ''Contribution Agreement'') among NOVA Information Systems, Warburg, Pincus Investors, L.P., WorldCom, Edward Grzedzinski, James M. Bahin, Paul W. Bowers and each of the remaining original shareholders of NOVA Information Systems, the following transactions were consummated on January 31, 1996:

          (1) The bank subsidiaries of First Union Corporation (the "First Union Banks") collectively contributed merchant transaction processing assets (the " First Union Assets") to the Company and, in exchange therefor, collectively received a total of 9,149,209 shares of Common Stock of the Company, which represented 35% of the issued and outstanding shares of the Common Stock of the Company (on a fully-diluted basis). The transaction with First Union Corporation and its subsidiaries hereafter is referred to as the "First Union Alliance."

          (2) Warburg Pincus Investors, L. P. ("Warburg Pincus") contributed to the Company (i) 768,000 shares of common stock of NOVA Information Systems,
     (ii) a warrant to purchase 512,000 shares of common stock of NOVA Information Systems at an exercise price of $2.34 per share (the ''Warburg Warrant''), (iii) 14,832 shares of Series A Convertible Preferred Stock of NOVA Information Systems, (iv) 10,027 shares of Series B Convertible Preferred Stock of NOVA Information Systems, and (v) 5,000 shares of Series D Preferred Stock of NOVA Information Systems. In exchange therefor, Warburg Pincus received (i) 768,000 shares of Common Stock of the Company,
     (ii) 400,291 shares of Common Stock of the Company, (iii) 14,832 shares of Series A Convertible Preferred Stock of the Company, (iv) 10,027 shares of Series B Convertible Preferred Stock of the Company, and (v) 5,000 shares of Series D Preferred Stock of the Company, which represented 42.4% of the issued and outstanding shares of the Common Stock of the Company (on a fully-diluted basis).

          (3) WorldCom contributed to the Company (i) 256,000 shares of common stock of NOVA Information Systems, (ii) a warrant to purchase 665,600 shares of common stock of NOVA Information Systems at formula exercise prices (the ''WorldCom Warrant''), (iii) 683.34 shares of Series A Convertible Preferred Stock of NOVA Information Systems and (iv) 3,029 shares of Series C Convertible Preferred Stock of NOVA Information Systems. In exchange, WorldCom received (i) 256,000 shares of Common Stock of the Company, (ii) 157,324 shares of Common Stock of the Company, (iii) 683.34 shares of Series A Convertible Preferred Stock of the Company and (iv) 3,029 shares of Series C Convertible Preferred Stock of the Company, which represented 9.1% of the issued and outstanding shares of the Common Stock of the Company (on a fully-diluted basis).

          (4) Edward Grzedzinski, James M. Bahin and Paul W. Bowers each contributed to NOVA Corporation 192,000 shares, 153,600 and 54,912 shares, respectively, of common stock of NOVA Information Systems, in exchange for 192,000 shares, 153,600 shares, and 54,912 shares, respectively, of Common Stock of the Company. Seven members of management of NOVA Information Systems, constituting the remainder of the NOVA Information Systems shareholders, collectively contributed to NOVA Corporation a total of 246,784 shares of common stock of NOVA Information Systems and, in exchange, collectively received a total of 246,784 shares of Common Stock of the Company.

     The First Union Alliance was effective December 1, 1995. Accordingly, since such date all revenues derived from the First Union Assets accrued for the benefit of the Company. The Company reimbursed First Union for all taxes which First Union paid on revenues generated by the First Union Assets between December 1, 1995 and January 31, 1996. First Union, on behalf of and as requested by the Company, agreed to continue to service the First Union Assets until such time as the conversion and integration of the First Union Assets is complete, for which the Company agreed to reimburse First Union for certain specified expenses. In 1996, the Company paid First Union an aggregate of approximately $9,532,000 as reimbursement for such expenses.

OTHER TRANSACTIONS

     The Company's Convertible Preferred Stock converted upon completion of this offering into Common Stock (at the rate of 380.273 shares of Common Stock for each share of Series A Convertible Preferred Stock, 426.675 shares of Common Stock for each share of Series B Convertible Preferred Stock, and 560.543 shares of Common Stock for each share of Series C Convertible Preferred Stock). Further, the Company redeemed all outstanding shares of Series D Preferred Stock concurrent with the closing of the initial public offering and paid all accrued and unpaid dividends on the outstanding shares of preferred stock of the Company out of the net proceeds to the Company from the sale of Common Stock in the initial public offering.

                  PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP to continue as independent accountants of the Company for the fiscal year ending December 31, 1997 and has directed that such appointment be submitted to the shareholders of the Company for ratification at the Annual Meeting. Ernst & Young LLP has served as independent accountants of the Company or its predecessor since February 1991. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider the appointment.

     Representatives of Ernst & Young LLP and be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be made in writing and received at the Company's principal executive offices not later than December 12, 1997 to be eligible for inclusion in the Company's proxy materials related to such meeting.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company does not intend to bring any other matters before the Annual Meeting requiring action of the shareholders, nor does it have any information that other matters will be brought before the Annual Meeting. However, if any other matters requiring the vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment in the interest of the Company.

                             By Order of the Board of Directors,

                             /s/ Edward Grzedzinski

                             Edward Grzedzinski
                             Chairman of the Board,
                             President and Chief Executive Officer

Atlanta, Georgia
April 11, 1997

                                                                       EXHIBIT A



                               NOVA CORPORATION

                       1996 DIRECTORS STOCK OPTION PLAN

                               NOVA CORPORATION
                       1996 DIRECTORS STOCK OPTION PLAN



                                   ARTICLE 1
                                    PURPOSE

     1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging Directors who are not employees of the Company to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue to serve as Directors and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting persons of outstanding quality to service on the Board and on the board of directors of parent and subsidiary corporations of the Company.

     1.2 Intended Tax Effects of Options. It is intended that the tax effects of any NQSO granted hereunder should be determined under Code (S)83.


                                   ARTICLE 2
                                  DEFINITIONS

     The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     2.1  1933 Act shall mean the Securities Act of 1933, as amended.

     2.2  1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     2.3 Beneficiary shall mean, with respect to an Optionee, the individual or individuals to whom the Optionee's Options shall be transferred upon the Optionee's death (i.e., the Optionee's Beneficiary).

          (a) Designation of Beneficiary. An Optionee's Beneficiary shall be the individual who is last designated in writing by the Optionee as such Optionee's Beneficiary hereunder. An Optionee shall designate his or her original Beneficiary in writing on his or her Option Agreement. Any subsequent modification of the Optionee's Beneficiary shall be in a written executed and notarized letter addressed to the Company and shall be effective when it is received and accepted by the Committee, determined in the Committee's sole discretion.

          (b) No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living at the time of the Optionee's death, then the Optionee's Beneficiary shall be deemed to be the individual or individuals in the first of the following classes of individuals with one or members of such class surviving or in existence as of the Optionee's death, and in the absence thereof, the Optionee's estate:
     (A) the Optionee's surviving spouse; or (B) the Optionee's then living lineal descendants, per stirpes.

          (c) Designation of Multiple Beneficiaries. An Optionee may, consistent with subsection (a) above, designate more than one Person as a Beneficiary if, for each such Beneficiary, the Optionee also designates a percentage of the Optionee's Options to be transferred to such Beneficiary upon the Optionee's death. Unless otherwise specified by the Optionee, any designation by the Optionee of multiple Beneficiaries shall be interpreted as a designation by the Optionee that each such Beneficiary should be entitled to an equal percentage of the Optionee's Options. Each Beneficiary shall have complete and non-joint rights with respect to the portion of an Optionee's Options to be transferred to such Beneficiary upon the Optionee's death.

          (d) Contingent Beneficiaries. An Optionee may designate a contingent Beneficiary to receive a Beneficiary's Option in the event that such Beneficiary should predecease the Optionee; otherwise, in the event a Beneficiary predeceases the Optionee, then the individual or individuals specified in subsection (b) above shall be the Optionee's Beneficiary.

     2.4  Board shall mean the Board of Directors of the Company.

     2.5 Cause shall mean an act or acts by an individual involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, breach of contract or violation of Company policy, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses), and the unlawful trading in the securities of the Company or of another corporation based on information gained as a result of the performance of services for the Company.

     2.6 Change of Control shall mean the occurrence of any one of the following events:

          (a) Acquisition By Person of Substantial Percentage. The acquisition by any individual or entity (including "affiliates" and "associates" of such individual or entity, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the individual or entity the actual or beneficial owner (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules promulgated thereunder) of 20% or more of the Common Stock, but only if such acquisition occurs without the prior approval of the Company's Continuing Directors;

          (b) Substantial Change of Board Members. The Company's Continuing Directors fail to constitute at least a majority of the members of the Board of Directors of the Corporation;

          (c) Disposition of Assets. Any sale or other transfer of all or substantially all of the assets of the Company or of any "significant subsidiary" (as that term is defined in Rule 1.02 of the Regulation S-X promulgated under the 1934 Act) of the Company without the approval of the Corporation's Continuing Directors; or

          (d) Transactions Requiring Regulatory Approval. The filing by an individual or entity of an application with any regulatory authority having jurisdiction over the ownership of the Company in connection with any transaction by such individual or entity to acquire 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of the Company's Continuing Directors.

For purposes of this Section, the terms "affiliate," "associate," "parent" and "subsidiary" shall have the respective meanings ascribed to such terms in Rule 12b-2 under Section 12 of the 1934 Act.

     2.7  Code shall mean the Internal Revenue Code of 1986, as amended.

     2.8 Committee shall mean the Board which shall administer and interpret the Plan in accordance with Article 3 below.

     2.9  Common Stock shall mean the common stock of the Company.

     2.10 Company shall mean NOVA Corporation, and shall also mean any parent or subsidiary corporation of NOVA Corporation unless the context clearly indicates otherwise.

     2.11 Continuing Director shall mean a Director (i) who was a Director as of the Effective Date, or (ii) who becomes a Director subsequent to the Effective Date and whose election or nomination for election by the Board was duly approved by Directors at the time of such election or nomination who were Directors as of the Effective Date, whether by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board.

     2.12 Director shall mean an individual who is serving as a member of the Board (i.e., a director of the Company) or who is serving as a member of the board of directors of a parent or subsidiary corporation of the Company.

     2.13 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

     2.14 Effective Date shall mean October 17, 1996, the date on which this Plan was originally adopted by the Board, subject to shareholder approval. See
Article 9 herein.

     2.15 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

          (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the Nasdaq National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

          (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

          (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and asked prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

     2.16 NQSO shall mean an option to which Code (S)422 (relating generally to certain incentive stock options and other options) does not apply.

     2.17 Option shall mean NQSO's granted to individuals pursuant to the terms and provisions of this Plan.

     2.18 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

     2.19 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

     2.20 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

     2.21 Person shall mean any individual, organization, corporation, partnership or other entity.

     2.22 Plan shall mean this NOVA Corporation 1996 Directors Stock Option Plan, which was amended and restated as of March 25, 1997.

                                   ARTICLE 3
                                ADMINISTRATION

     3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive; provided, however, no individual who is a member of the Committee shall administer or interpret any Option granted to such individual or participate in any decision made pursuant to Section 5.2(e) concerning the exchange of Options granted to such individual.

     3.2 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

     3.3 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.


                                   ARTICLE 4
                                     STOCK

     The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock which may be granted to, or for which Options may be granted to, persons participating in the Plan shall not exceed in the aggregate 150,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

                                   ARTICLE 5
                  ELIGIBILITY TO RECEIVE AND GRANT OF OPTIONS

     5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be solely those individuals who are Directors and who are not employees of the Company or any parent or subsidiary corporation of the Company and who are not designated by 5% or more shareholders of the Company. Such Directors shall receive Options hereunder in accordance with the provisions of Section 5.2 below.

     5.2 Grant of Options. Upon the approval of the Committee, Options shall be granted to those Directors who are eligible under Section 5.1 above in accordance with the following formulas:

          (a) Option Upon Initially Becoming a Director. Upon initially becoming a Director, an individual shall, subject to subsection (d) below, be granted an Option to purchase 2,000 shares of Common Stock. Options granted under this subsection shall be subject to the provisions of Article 6 below and evidenced by the Option Agreement shown in Exhibit A. The Options granted under this subsection (a) shall not be granted to a Director who has previously served as a Director and who is again becoming a Director, but shall only be granted upon an individual's initially becoming a Director.

          (b) Option Upon Commencement of Term. Upon beginning any term of service as a Director, an individual shall, subject to subsection (d) below, be granted an Option to purchase a number of shares of Common Stock, where such number of shares subject to the Option is equal to a fraction, the numerator of which shall be 2,000 multiplied by the number of full calendar months to be served in such Director's initial term, and the denominator of which shall be 12. Partial calendar months to be served shall be counted as full months for the purposes of this subsection only. Options granted under this subsection shall be subject to the provisions of
     Article 6 below and evidenced by the Option Agreement shown in Exhibit A.

          (c)  Transitional Provisions. Except as provided in this subsection
     (c), no individual who is serving as a Director as of the Effective Date of this Plan shall be entitled to any Options under this Plan until the expiration of his current term:

               (A) Initial Options. Each Director as of the Effective Date shall, subject to subsection (d) below, be granted Options under the terms and provisions of subsection (a) above as of the Effective Date as if such Director had initially become a Director on the Effective Date. Options granted under this subsection (A) shall be evidenced by the Option Agreement shown in Exhibit A.

               (B) Term Options. Each Director as of the Effective Date shall, subject to subsection (d) below, be granted Options under the terms and provisions of subsection (b) above as of the Effective Date as if such Director had begun a new term as a Director on the Effective Date, with such new term to begin on the Effective Date and ending as of the date on which the Director's current term would otherwise have ended. Options granted under this subsection (B) shall be evidenced by the Option Agreement shown in Exhibit A.

          (d) Rules Against Double Granting of Options for Simultaneous Service. Notwithstanding any provision of this Section to the contrary, an individual who becomes a Director by virtue of simultaneously becoming a member of the Board and a member of the board of directors of a parent or subsidiary corporation of the Company, or who continues as a Director by virtue of simultaneously being elected or appointed to a new term on the Board and on the board of directors of a parent or subsidiary corporation of the Company, shall only be granted Options pursuant to the preceding subsections (a), (b) or (c) of this Section by virtue of such individual's service on the Board, and not by virtue of such individual's service on the board of directors of a parent or subsidiary corporation of the Company.

          (e) Exchange of Options. The Committee in its sole discretion may grant new Options to purchase shares of Common Stock to a Director in exchange for the voluntary surrender by such Director of Options previously granted to such Director under the terms and provisions of subsections (a) through (d) of this Section 5.2, where such new Options shall contain exercise periods, expiration dates, vesting periods, number of shares subject to option, and other terms and provisions which are exactly identical to the exercise periods, expiration dates, vesting periods, number of shares subject to option, and other terms and provisions of the Options surrendered, with the sole exception that the Option Price under the new Options granted shall be the Fair Market Value of the Common Stock on the date the new Options are granted rather than on the date the surrendered Options were granted. For purposes of interpreting the preceding sentence, it is intended that any new Options granted in lieu of surrendered Options would be exactly identical to the surrendered Options if such surrendered Options had originally specified an Option Price equal to the Fair Market Value of the Common Stock on the date the new Options are granted rather than on the date the surrendered Options were granted. Thus, for example, the Optionee will vest in such newly granted Options on the same date and in the same manner as he would have vested in the surrendered Options, the Optionee will be able to exercise the newly granted Options on the same date and in the same manner as he would have vested in the surrendered Options, and the Optionee's newly granted Options shall expire on the same date and in the same manner as would his surrendered Options.


                                   ARTICLE 6
                        TERMS AND CONDITIONS OF OPTIONS

     Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

     6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

     6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, the Beneficiary of the Optionee, and the date as of which the Option was granted under this Plan.

     6.3 Vesting. Each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow:

          (a) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 25% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

          (b) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 25% of the shares subject to the Option.

          (c) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 25% of the shares subject to the Option.

          (d) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

          (e) Notwithstanding subsections (a) through (d) above, any Options previously granted to an Optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon the Optionee's becoming Disabled or upon his death or upon a Change in Control.

Other than as provided above, if an Optionee ceases to be a Director of the Company, his rights with regard to all non-vested Options shall cease immediately.

     6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Option was granted under this Plan as noted in the Option Agreement shall be considered the date on which such Option is granted.

     6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date the Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

     6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee or the Secretary of the Company may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     6.8  Medium and Time of Payment.

          (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his Beneficiary as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require);
     (C) by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; or (D) by a combination of (A), (B) and (C).

          (b) If all or part of the Option Price is paid by delivery or withholding of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash.

          (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

     6.9 Effect of Termination of Service, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been a Director from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section and, instead, may provide a different expiration date or dates in an Option Agreement.

          (a) Termination of Service. In the event an Optionee ceases to be a Director for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) three months after the date the Optionee ceases to be a Director or (iii) the date on which the Company gives notice to such Optionee of termination of his service as a Director if service is terminated by the Company or by its shareholders for Cause (an Optionee's resignation in anticipation of termination of service by the Company or by its shareholders for Cause shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Notwithstanding the foregoing, in the event that an Optionee's service as a Director terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the three-month period immediately following the date of such termination of service. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service as a Director. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service as a Director for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

          (b) Disability. Upon the termination of an Optionee's service as a Director due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be a Director due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's service as a Director ceases due to Disability.

          (c) Death. In the event of the death of the Optionee (i) while he is a Director, (ii) within three months after the date on which such Optionee's service as a Director is terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within one year after the date on which such Optionee's service as a Director terminated due to his Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by the Optionee's Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

     6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except (i) by transfer to a Beneficiary upon the death of the Optionee, or (ii) by transfer from the Optionee to a spouse, lineal ascendant or lineal descendant of the Optionee or a spouse of a lineal ascendant or descendant of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. After the death of an Optionee and upon the death of the

Optionee's Beneficiary, an Option shall be transferred only by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

     6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.


                                   ARTICLE 7
                  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

          (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

          (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

          (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

     7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

          (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

          (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

          (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

     7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

     7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.


                                   ARTICLE 8
               AGREEMENT BY OPTIONEE AND SECURITIES REGISTRATION

     8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and] are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares,
     (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

If the Common Stock is (A) held by an Optionee who ceases to be an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in
Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

     8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on Nasdaq at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or Nasdaq of the shares of Common Stock to be issued.


                                   ARTICLE 9
                                EFFECTIVE DATE

     The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.

                                  ARTICLE 10
                           AMENDMENT AND TERMINATION

     10.1 Amendment and Termination By the Board. Subject to Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Board shall prepare written procedures which shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

     10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, no addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees.


                                  ARTICLE 11
                           MISCELLANEOUS PROVISIONS

     11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

     11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

     11.4 Compliance with Rule 16b-3. This Plan is intended to be administered and operated in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

     11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

     11.6 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

     11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

     11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

     11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

     11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     11.11 No Rights to Perform Services. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to perform services for the Company or any parent or subsidiary corporation of the Company.

     11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

                                   EXHIBIT A

                                         NONQUALIFIED STOCK OPTION NO. _________



                               NOVA CORPORATION
                       1996 DIRECTORS STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


     This Nonqualified Stock Option Agreement (the "Agreement") is entered into
as of the ____ day of ___________________,   ________, by and between NOVA
Corporation (the "Company") and ________________________________   ("Optionee").


                                 W I T N E S S E T H:

     WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the NOVA Corporation 1996 Directors Stock Option Plan (the "Plan") which is administered by the Company's Board of Directors (the "Committee"); and

     WHEREAS, effective as of _________________, _______, the Committee granted to Optionee a nonqualified stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

     WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1.   Grant of Option.  Effective as of _________________, ________, the
Optionee was granted a nonqualified stock option under the Plan. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase _______ shares of the common stock of the Company (the "Common Stock"); such _______ shares hereinafter are referred to as the "Optioned Shares", and this option hereinafter is referred to as the "Option". The Option is intended to be a nonqualified stock option.

     2.   Option Price.  The price per share for each of the Optioned Shares
shall be $________________   (the "Option Price"), which is 100% of the per
share Fair Market Value of the Optioned Shares on the date of grant specified above.

     3.   Exercise of Option.

          (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Appendix A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

          (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be a director of the Company, his rights with regard to all non-vested Options under this schedule shall cease immediately; and further provided, Optionee's rights with regard to all non-vested Options shall cease at such time and upon such terms and conditions, if any, as are set forth in Attachment I attached hereto and made a part hereof:

               (i) As of the first anniversary of the date of grant of the Option, Optionee shall have the right to exercise 25% of the Optioned Shares;

               (ii) As of the second anniversary of the date of grant of the Option, Optionee shall have the right to exercise an additional 25% of the Optioned Shares;

               (iii) As of the third anniversary of the date of grant of the Option, Optionee shall have the right to exercise an additional 25% of the Optioned Shares; and

               (iv) As of the fourth anniversary of the date of grant of the Option, Optionee shall have the right to exercise the remainder of the Optioned Shares.

Notwithstanding the foregoing, the Option shall become 100% vested immediately upon the death or Disability of Optionee or upon a Change of Control of the Company.

          (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

     4. Termination of Option. Notwithstanding any provisions to the contrary herein, and except as otherwise specified in Attachment I (if any) hereto, the Option shall not be exercisable either in whole or in part after the earliest of:

          (a)  Ten years from the date of grant;

          (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while a director of the Company, (ii) within the three-month period that begins on the date on which Optionee ceases to be a director of the Company for any reason other than death or Disability or (iii) within the one-year period that begins on the date on which Optionee ceases to be a director of the Company due to Disability;

          (c) The date of expiration of the one-year period that begins on the date on which Optionee ceases to be a director of the Company due to Disability; provided, if Optionee dies during such one-year period, the terms of subsection
(b) shall control;

          (d) The date of expiration of the three-month period that begins on the date on which Optionee ceases to be a director of the Company for any reason other than death or Disability; provided, if Optionee dies during such three-month period, the terms of subsection (b) shall control;

          (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of service as a director for Cause, all as described in Section 6.9(a) of the Plan; or

          (f) Such other earlier date as may be required under the terms of the Plan or set forth in Attachment I hereto.

     5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by (i) by transfer to a Beneficiary upon the death of the Optionee, or (ii) by transfer from the Optionee to a spouse, lineal ascendant or lineal descendant of the Optionee or a spouse of a lineal ascendant or descendant of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. After the death of the Optionee and upon the death of the Optionee's Beneficiary, the Option may be transferred by will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

     6. Death of Optionee and Transfer of Option. Except as otherwise specified in Attachment I (if any) hereto, in the event of the death of Optionee while a director of the Company, within a period of one year after the termination of his service as a director of the Company due to Disability, or within a three-month period after the director ceases to be a director of the Company for any reason other than for Cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein.
The Optionee agrees that the following individual shall initially be his
Beneficiary:

     Name:     ________________________________
     Address:  ________________________________
               ________________________________
               ________________________________

Any subsequent modification of the Optionee's Beneficiary shall be made pursuant to the terms and provisions of the Plan.

     7.   Medium and Time of Payment of Option Price.

          (a) General. The Option Price shall be payable by Optionee (or his Beneficiary in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common Stock or by instructing the Company to retain shares of Common Stock as payment, or any combination thereof.

          (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common Stock, the following conditions shall apply:

               (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

               (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

               (iii) Such shares shall be valued on the basis of the fair market value of the

     Common Stock on the date of exercise pursuant to the terms of the Plan; and

               (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Code and of the income tax laws of the state of Optionee's residence.

     8. Agreement of Optionee. Optionee acknowledges that he has read Article 8 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

     9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

     10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

     If to the Company:

          NOVA Corporation
          Attention: General Counsel
          Five Concourse Parkway
          Suite 700
          Atlanta, Georgia  30328

     If to Optionee:

          __________________________
          __________________________
          __________________________
          __________________________

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

     11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control. In the event of any conflict between the provisions of this Agreement and Attachment I, Attachment I shall control.

     12.  Miscellaneous.

          (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the service of the Company or to interfere in any way with the right of the Company to terminate Optionee's services at any time.

          (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a stockholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

          (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

          (d) This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

          (e) This Agreement, together with the Plan, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein, or in the Plan.

          (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

          (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

          (h) All capitalized terms in this Agreement shall be construed in accordance with their defined terms under the Plan.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                                   NOVA CORPORATION



                                   By:__________________________________________
                                   Title: ______________________________________



                                   OPTIONEE:



                                   _____________________________________________
                                   Signature

                                   _____________________________________________
                                   Print or type name

                                         NONQUALIFIED STOCK OPTION NO. _________



                               NOVA CORPORATION
                       1996 DIRECTORS STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


                                 ATTACHMENT I
               ADDITIONAL TERMS AND PROVISIONS REGARDING OPTION

                                  APPENDIX A

                               NOVA CORPORATION
                       1996 DIRECTORS STOCK OPTION PLAN


          NOTICE OF EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT


     This Notice of Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated __________________, ________, between NOVA Corporation (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Nonqualified Stock Option No. ________ and which is made a part hereof and incorporated herein by reference.

     EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, or has instructed the Company to retain, as the case may be, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

          [_]       cash in the total amount of $________________.

          [_] ________ shares of the Company's Common Stock delivered to the Company.

          [_] ________ shares of the Company's Common Stock retained by the Company.

          [_]       cash in the total amount of $_________________ and _________
                    shares of the Company's Common Stock, delivered or retained.


     ACKNOWLEDGMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Article 8 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

     Executed this ______ day of _________________, ________.

                                        OPTIONEE:

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Print or Type Name

     NOVA Corporation hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ______ day of ____________________, ________.

                                        NOVA CORPORATION


                                        By: ____________________________________

                                        Title: _________________________________

REVOCABLE PROXY
                                NOVA CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

  The undersigned hereby appoints Cathy A. Harper and Susan Logan Howard, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of NOVA Corporation (the "Company") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders, to be held at the offices of the Company, One Concourse Parkway, Suite 300, Atlanta, Georgia 30328 on Wednesday, May 14, 1997 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The election as directors of the eight nominees listed below to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified.

   [_] FOR ALL NOMINEES LISTED BELOW    [_] WITHHOLD AUTHORITY TO VOTE FOR ALL
       (EXCEPT AS MARKED TO THE             NOMINEES LISTED BELOW
       CONTRARY BELOW).

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
             THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. James M. Bahin, Charles T. Cannada, U. Bertram Ellis, Jr., Edward Grzedzinski, Dr. Henry Kressel, Joseph P. Landy, Maurice F. Terbrueggen, Fred Martin Winkler

2. The authorization and approval of the NOVA Corporation 1996 Directors Stock Option Plan, as amended and restated.

          [_] FOR                 [_] AGAINST            [_] ABSTAIN

3. The ratification of the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 1997.

          [_] FOR                 [_] AGAINST            [_] ABSTAIN

   In their discretion, the proxies are authorized to vote upon such other business matters as properly may come before the Annual Meeting and any adjournments thereof.

 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-
                                PAID ENVELOPE.
         (continued, and to be dated and signed on the reverse side).

                          (continued from other side)

  This proxy card will be voted as directed. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE EIGHT NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS MATTERS ARE PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY CARD WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. At the present time, the Board of Directors knows of no other business matters to be presented to a vote of the shareholders at the Annual Meeting.

  If the undersigned elects to withdraw this proxy card at or before the time of the Annual Meeting or any adjournments or postponements thereof and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. The undersigned may withdraw this proxy card in the manner described above, or by submitting a duly executed and later dated proxy card, or by appearing and voting in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date of March 14, 1997.

  The undersigned hereby revokes any previous proxies submitted with respect to the matters covered by this proxy card.

                                             Please mark this card on the
                                             reverse side and then date and
                                             sign this proxy card below
                                             exactly as your name appears on
                                             the Company's stock records. When
                                             shares are held jointly, both
                                             holders should sign. When signing
                                             as attorney, executor,
                                             administrator, trustee, custodian
                                             or guardian, please give your
                                             full title. If the holder is a
                                             corporation or partnership, the
                                             full corporate or partnership
                                             name should be provided and this
                                             card executed by a duly
                                             authorized officer.

                                             Dated ______________________, 1997

                                             __________________________________
                                             Signature

                                             __________________________________
                                             Signature, if shares held jointly

                                             Do you plan to attend the Annual
                                             Meeting? [_] YES  [_] NO